Exhibit 99.02

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                    May, 2000
           Series 2000-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %               7.994849
                                                      -----------------------
     Weighted average maturity                                        351.24
                                                      -----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
           Principal Per     Prepayments Per Interest Per
   Class    Certificate        Certificate    Certificate    Payout Rate
   -----    -----------        -----------    -----------    -----------
     PO    $  1.07783337     $   0.19763166  $  0.00000000   %0.00000000
     A1    $  6.12317489     $   5.22220617  $  6.08380561   %7.49999999
     A2    $  0.00000000     $   0.00000000  $  6.25000000   %7.50000000
     A3    $  9.21187005     $   7.85642842  $  5.99997263   %7.49999994
     A4    $  0.00000000     $   0.00000000  $  6.25000000   %7.50000000
     A5    $  0.00000000     $   0.00000000  $  6.25000000   %7.50000000
     A6    $ 10.20190127     $   8.70078570  $  5.97310127   %7.49999987
     A7    $  0.00000000     $   0.00000000  $  6.25000000   %7.50000000
     A8    $  1.59203441     $   1.35778101  $  6.22051851   %7.49999984
     A9    $  0.00000000     $   0.00000000  $  6.36792197   %7.50000062
     S     $  0.00000000     $   0.00000000  $  0.33592724   %0.41237324
     M     $  0.72794862     $   0.00000000  $  6.23669909   %7.49999932
     B1    $  0.72794826     $   0.00000000  $  6.23669976   %7.50000011
     B2    $  0.72794990     $   0.00000000  $  6.23669734   %7.49999719
     B3    $  0.72794741     $   0.00000000  $  6.23669832   %7.49999841
     B4    $  0.72794479     $   0.00000000  $  6.23669734   %7.49999723
     B5    $  0.72795106     $   0.00000000  $  6.23669862   %7.49999877
     R     $  0.00000000     $   0.00000000  $  0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     A9                $         47,008.00

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            75,721.84
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:     $       381,340,123.43
                                                               -----------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:          1,263
                                                               ------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance        Cusip
-----         -------           -----------------        -------        -----
PO   $            3,523,908.94  $    3,519,977.06  $           964.92 GEC0001PO
A1   $          216,745,065.88  $  215,381,643.02  $           967.29 36157BAA8
A2   $           40,000,000.00  $   40,000,000.00  $         1,000.00 36157BAB6
A3   $           22,443,737.79  $   22,228,373.48  $           950.78 36157BAC4
A4   $            6,738,000.00  $    6,738,000.00  $         1,000.00 36157BAD2
A5   $            5,055,000.00  $    5,055,000.00  $         1,000.00 36157BAE0
A6   $           20,714,715.57  $   20,493,589.35  $           945.49 36157BAF7
A7   $           14,438,000.00  $   14,438,000.00  $         1,000.00 36157BAG5
A8   $           29,387,720.62  $   29,340,712.62  $           993.69 36157BAH3
A9   $            7,521,279.38  $    7,568,287.38  $         1,025.24 36157BAJ9
S    $          287,013,112.61  $  285,295,421.48  $           971.69 GEC00001S
M    $            8,001,935.13  $    7,996,097.71  $           997.14 36157BAL4
B1   $            3,316,926.35  $    3,314,506.65  $           997.14 36157BAM2
B2   $            1,951,837.53  $    1,950,413.66  $           997.14 36157BAN0
B3   $            1,366,086.69  $    1,365,090.13  $           997.14 36157BAZ3
B4   $              975,918.76  $      975,206.83  $           997.14 36157BBA7
B5   $              975,937.76  $      975,225.81  $           997.14 36157BBB5
R    $                    0.00  $            0.00  $             0.00 36157BAK6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             15       Principal Balance    $    5,109,175.71
                                --------                           -------------
        2.   60-89 days
             Number             3        Principal Balance    $      753,789.97
                                --------                           -------------
        3.   90 days or more
             Number             1        Principal Balance    $      119,706.10
                                --------                           -------------
        4.   In Foreclosure
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    3,914,201.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      159,061.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    3,911,321.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:% 0.00000000
                                                                     -----------